Exhibit 24.1
POWER OF ATTORNEY
     Each of the undersigned, being a director or officer of Discover Bank, a Delaware banking corporation (the “Corporation”), does hereby constitute and appoint CHRISTINA M. FAVILLA, ROY A. GUTHRIE, ROGER C. HOCHSCHILD, DAVID W. NELMS and MICHAEL F, RICKERT with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with any registrations under the Securities Act of the offer; and sale of notes and any related collateral certificates or other credit card pass-through certificates issued or to be issued to or by one or more trusts originated by the Corporation, any registrations under the Exchange Act of such notes, collateral certificates and other credit card pass-through certificates, and any qualifications of any related indentures under the Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Corporation or as a director or officer of the Corporation, as indicated below opposite his or her signature, to registration statements, or any amendments, post-effective amendments, supplements, certifications, attestations or other papers supplemental thereto, to be filed in respect of said notes, collateral certificates and other credit card pass-through certificates; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
     If this Power of Attorney is executed in counterparts, each counterpart shall be deemed an original.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

/s/ David W. Nelms David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

/s/ Michael F. Rickert Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Margaret J. Bellock Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

/s/ Christina M. Favilla Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

/s/ Roy A. Guthrie Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

/s/ Roger C. Hochschild Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

/s/ Carlos Minetti Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

/s/ William P. O’Hara William P. O’Hara	Director

Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

/s/ Frank K. Reilly Frank K. Reilly	Director

Joseph A. Yob	Director

     IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney as of March 26, 2007.

David W. Nelms	Chairman, Investment Officer and Loan Officer (Principal Executive Officer)

Michael F. Rickert	Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Margaret J. Bellock	Director

Christina M. Favilla	Director

Roy A. Guthrie	Director

Roger C. Hochschild	Director

Carlos Minetti	Director

William P. O’Hara	Director

Frank K. Reilly	Director

/s/ Joseph A. Yob Joseph A. Yob	Director